N.Y.S. DEPARTMENT OF STATE
DIVISION OF CORPORATIONS AND STATE RECORDS        ALBANY, NY l2231-00[ILLEGIBLE]

                                 FILING RECEIPT
================================================================================
ENTITY NAME   : WESTERN BEEF SUPERMARKET, INC.

DOCUMENT TYPE : MERGER (DOM. BUSINESS)                            COUNTY: QUEENS
                NAME

SERVICE COMPANY  : CT CORPORATION SYSTEM             SERVICE CODE: 07[ILLEGIBLE]

CONSTITUENT NAME : WESTERN BEEF PRODUCE - METROPOLITAN AVE. INC. (ET AL)

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FILED: 08/06/1998  DURATION: *********
                              CASH # : 980806000524 FILM #: 980806000511

ADDRESS FOR PROCESS                                               EFFECTIVE DATE
-------------------                                               --------------
                                                                  08/06/1998

                               [STATE OF NEW YORK
                               DEPARTMENT OF STATE
                                      SEAL]

REGISTERED AGENT
----------------

================================================================================
FILER                               FEES         95.00      PAYMENTS       95.00
-----                               ----                    --------
HOWARD W. MUCHNICK                  FILING   :   60.00      CASH  :         0.00
MUCHNICK GOLIEB & GOLIEB, P.C.      TAX      :    0.00      CHECK :        95.00
630 FIFTH AVENUE. SUITE. 1425       CERT     :    0.00      BILLED:         0.00
NEW YORK, NY 10111                  COPIES   :   10.00
                                    HANDLING :   25.00
                                                            REFUND:         0.00
                                                            ------
================================================================================
DOS-1025 (11/89)

State of New York   }
                    } ss:
Department of State }

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is true copy of said original.

      Witness my hand and seal of the Department of State on  AUG 10 1998

            [STATE OF NEW YORK                                /s/ [ILLEGIBLE]
            DEPARTMENT OF STATE
                   SEAL]                                      Special Deputy
                                                              Secretary of State

DOS-1266 (5/96)

                              CERTIFICATE OF MERGER

                                       OF

                  WESTERN BEEF PRODUCE - METROPOLITAN AVE. INC.
                            (a New York Corporation)
                                       and
                               W.B. PACKING, INC.
                            (a New York Corporation)

                                      INTO

                         WESTERN BEEF SUPERMARKET, INC.
                            (a New York Corporation)

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

      The undersigned, Peter Castellana, Jr. and Peter Admirand, being, respectively, the President and Secretary of each of Western Beef Produce - Metropolitan Ave. Inc. and W.B. Packing, Inc. and Peter Castellana, Jr. and Peter Admirand, being, respectively, the President and Secretary of Western Beef Supermarket, Inc., hereby certify:

      1. (a) The name of each constituent corporation is as follows:

            Western Beef Produce - Metropolitan Ave. Inc., W.B. Packing, Inc. and Western Beef Supermarket, Inc.

            (b) The name of the surviving corporation is Western Beef Supermarket, Inc.

      2. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

--------------------------------------------------------------------------------
                      Designation and
                      Number of Shares
                      in each Class or    Class or Series     Shares entitled
      Name of              Series            of Shares         to Vote as a
    Corporation         Outstanding      Entitled to Vote     Class or Series
--------------------------------------------------------------------------------
Western Beef            Common/100            Common                N/A
Produce -
Metropolitan Ave.
Inc.
--------------------------------------------------------------------------------
W.B. Packing, Inc.      Common/100            Common                N/A
--------------------------------------------------------------------------------
Western Beef            Common/100            Common                N/A
Supermarket, Inc.
--------------------------------------------------------------------------------

      3. Western Beef Produce - Metropolitan Ave. Inc. was incorporated under the laws of the State of New York on August 7, 1992.

            W.B. Packing, Inc. was incorporated under the laws of the State of New York on November 25, 1992.

            Western Beef Supermarket, Inc. was incorporated under the laws of the State of New York on August 11, 1981.

      4. The merger was adopted by each constituent corporation in the following manner:

            Western Beef Produce - Metropolitan Ave. Inc., W.B. Packing, Inc. and Western Beef Supermarket, Inc. have complied with the applicable provisions of the laws of the State of New York in which they are incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to each of said corporations was by the unanimous written consent of the shareholders and directors.

      5. The mergers shall be effective upon the date of filing with the New York Department of State.

      IN WITNESS WHEREOF, we have signed this certificate on the 30th day of June, 1998 and we affirm the statements contained therein as true under penalties of perjury.


                                        WESTERN BEEF PRODUCE -
                                        METROPOLITAN AVE. INC.


                                        By: /s/ Peter Castellana, Jr.
                                            ------------------------------------
                                            Peter Castellana, Jr.,
                                            President


                                        By: /s/ Peter Admirand
                                            ------------------------------------
                                            Peter Admirand,
                                            Secretary


                                        W.B. PACKING, INC.


                                        By: /s/ Peter Castellana, Jr.
                                            ------------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter Admirand
                                            ------------------------------------
                                            Peter Admirand,
                                            Secretary


                                        WESTERN BEEF SUPERMARKET, INC.


                                        By: /s/ Peter Castellana, Jr.
                                            ------------------------------------
                                            Peter Castellana, Jr.,
                                            President


                                        By: /s/ Peter Admirand
                                            ------------------------------------
                                            Peter Admirand,
                                            Secretary

                              CERTIFICATE OF MERGER

                                       OF

                 WESTERN BEEF PRODUCE - METROPOLITAN AVE., INC.
                            (a New York Corporation)
                                       AND
                               W.B. PACKING, INC.
                            (a New York Corporation)

                                      INTO

                         WESTERN BEEF SUPERMARKET, INC.
                            (a New York Corporation)

                UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

                                                          STATE OF NEW YORK
                                                         DEPARTMENT OF STATE
                                                         FILED AUG 06 1998
                                                         TAX $______________
                                                         BY: /s/ [ILLEGIBLE]
                                                             ---------------
                                                               QUEENS

                                HOWARD W MUCHNICK
                         MUCHNICK, GOLIEB & GOLIEB, P.C.
                                630 FIFTH AVENUE
                                   SUITE 1425
                             NEW YORK, NY 10111-0000